  FPA Perennial Fund, Inc.

                                                        ANNUAL REPORT

                              DECEMBER 31, 2000

[LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

                           OFFICERS AND DIRECTORS






DIRECTORS

Willard H. Altman, Jr.
Eric S. Ende
John P. Endicott
Leonard Mautner
Lawrence J. Sheehan


OFFICERS

Eric S. Ende, PRESIDENT AND
   PORTFOLIO MANAGER
Steven R. Geist, EXECUTIVE VICE
   PRESIDENT AND PORTFOLIO MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000




This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

       The year 2000 was notable in that it marked the first year in half a decade in which the major stock averages failed to make outsized gains. Both the S&P 500 and Nasdaq were up over 20% for each of the prior 5 years, but both declined in 2000. This "technology bear market" was actually worse than indicated by the full year data, since these stocks had been going up until mid-March. The table below shows the performance of selected indexes from their March highs to year-end, as well as full-year performance.

                          March High         Full Year
                       To Year-End 2000        2000
                       ----------------       ------
       Nasdaq               (51.1)%          (39.3)%
       S&P 500              (12.8)%           (9.1)%
       Russell 2000         (19.4)%           (3.0)%
       Perennial              9.5%            10.2%

       In contrast to the market as a whole, March represented the nadir of Perennial's relative performance and the start of a period of results much better than the market averages.

       Another notable aspect of last year's stock market was the extent to which the weak performance eroded the enormous gains of prior years, especially for the Nasdaq, whose 86% gain in 1999 so well epitomized the excessive ebullience of this period. The table below shows both the 1999 and 2000 returns of selected indexes, as well as the annualized returns for the combined two-year period. This is an excellent illustration of the wisdom of one of Warren Buffett's rules for successful investing -- "Don't lose money."

                     1999        2000     1999-2000*
                    ------      ------    ---------
Nasdaq               85.6%      (39.3)%       6.2%
S&P 500              21.0%       (9.1)%       4.9%
Russell 2500         24.2%        4.3%       13.8%
Perennial            25.3%       10.2%       17.5%

*Annualized Return

       As you have probably already noted, Perennial's performance last year was quite good -- a gain of just over 10%. This also marked the fourth year of the past five in which Perennial did better than its benchmark, the Russell 2500 Index.

                                                 Five
               1996    1997   1998  1999  2000   Years*
               ----    ----   ----  ----  ----   ------
Perennial      20.4%   24.3%  4.8%  25.3% 10.2%  16.7%
Russell 2500   19.0%   24.4%  0.4%  24.2%  4.3%  14.0%

*Annualized Return

         Each year brings opportunities to buy stocks at attractive prices, and often these opportunities are found within the Perennial portfolio. This was the case last year as well, and we added to positions in a number of companies first purchased in earlier years. The most significant instance of this was O'REILLY AUTOMOTIVE, where a significant price decline -- to prices we considered very cheap -- led us to purchase enough additional shares as to more than double our position.

         We first purchased O'Reilly in early 1997. It is a leading retailer of auto parts, operating stores in the mid-west and south-west. Its earnings have grown rapidly and it is regarded as one of the best managed companies in its industry. Unlike most of its competitors, who concentrate on the DIY (Do-It-Yourself) customer, O'Reilly's business is evenly divided between DIY and professional mechanics. This tends to give it more knowledgeable employees, a more comprehensive inventory, and the ability to operate in smaller communities than its competitors.

         The aftermarket auto parts business is not a dynamic one but has grown steadily based on total miles driven and the aging of the car & truck population. It has limited downside risk in a recession. Extremely fragmented in the past, it is now increasingly dominated by regional & national chains. O'Reilly has been a leader in this consolidation, steadily expanding from its base in Springfield, Missouri. It now operates 650 stores in nine states and is one of the ten largest chains in the country.

         O'Reilly's stock peaked in the mid $20s in July 1999, but declined sharply during the December '99 -- March '00 period, dropping from $24 to $8 per share. We continue to be mystified by this performance. About the best explanation we can think of is that the weather in O'Reilly's market area was unusually warm in December and January. The auto parts business is helped by extreme weather conditions -- hot summers and cold winters -- so the mild December/January weather was bad for sales.

      Though clearly a negative factor, temporary weather fluctuations should not affect the long-term value of the company. In fact, O'Reilly's earnings were not significantly impacted by the pleasant winter, increasing by 30% in 1999 and over 20% in 2000, with respectable performances in each quarter as well.

        Since we continued to like the company, and seeing no justification for its extreme price decline, we purchased almost 64,000 additional shares at an average price of about $14, more than doubling our prior position size. At a price in the low-to-mid-teens, O'Reilly's PE multiple was only 11-13x, a valuation which seemed extraordinarily cheap for a company with its excellent historical performance and prospects.

         O'Reilly's stock price has recovered to back over $20 per share, as its earnings growth has continued unabated. At year-end 2000 it was Perennial's largest individual position.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
  Portfolio Manager

February 7, 2001

                                       HISTORICAL PERFORMANCE

        CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC.
              VS. RUSSELL 2500 INDEX AND LIPPER SMALL-CAP VALUE FUND
                AVERAGE FROM JANUARY 1, 1991 TO DECEMBER 31, 2000

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                      12/31/90  12/31/91   12/31/92   12/31/93  12/31/94
Russell 2500                          10,000    14,673      17,043    19,863    19,653
Lipper Small-Cap Value Fund Average   10,000    14,153      16,226    18,668    18,332
FPA Perennial Fund, Inc. (NAV)        10,000    12,169      13,759    14,398    14,394
FPA Perennial Fund, Inc.               9,475    11,530      13,037    13,642    13,638

                                      12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
Russell 2500                           25,887    30,813    38,319    38,464    47,753    49,780
Lipper Small-Cap Value Fund Average    24,283    29,727    38,292    35,359    37,180    43,783
FPA Perennial Fund, Inc. (NAV)         16,879    20,321    25,259    26,472    33,172    36,543
FPA Perennial Fund, Inc.               15,993    19,254    23,933    25,082    31,430    34,624

                          Average Annual Total Return
                          Years Ended December 31, 2000

FPA Perennial Fund, Inc.           1 Year    5 Years    10 Years
--------------------------------------------------------------------
At Net Asset Value                  10.16%     16.71%      13.84%
With Maximum 5.25% Sales Charge      4.38%     15.45%      13.22%

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Small-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $34,624, reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $36,543. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended December 31, 2000
                                   (Unaudited)

                                                     Shares
NET PURCHASES                                       --------
COMMON STOCKS
Circuit City Stores, Inc.........................   10,800
Manitowoc Company, Inc., The.....................   17,500
Martin Marietta Materials, Inc...................    2,000
National Commerce Bancorporation.................   17,600

NET SALES

COMMON STOCKS
Arrow Electronics, Inc..........................    7,300
Bacou USA, Inc..................................   13,600
Belden Inc......................................    6,400
Black Box Corporation...........................    2,400
Brown & Brown, Inc..............................   29,700
Clayton Homes, Inc..............................    8,400
Crane Co........................................   14,800
DENTSPLY International Inc......................   24,400
Graco Inc.......................................    2,850
HON INDUSTRIES Inc..............................   13,200
IDEX Corp.......................................    2,000
JLK Direct Distribution Inc. (Class A) (2)......   97,400
Kaydon Corporation..............................    8,300
Kforce.com, Inc. (2)............................   48,100
Landauer, Inc...................................    3,000
Lincare Holdings Inc. (2).......................   25,000
Manpower Inc....................................    4,700
Methode Electronics, Inc. (Class A).............   12,100
OM Group, Inc...................................   13,500


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2000

COMMON STOCKS                                          Shares         Value
--------------------------------------------------   ---------   -------------
PRODUCER DURABLE GOODS -- 29.3%
Crane Co..........................................     45,500  $    1,293,906
Denison International plc (ADR)*..................     75,000       1,115,625
Donaldson Company, Inc............................     47,000       1,307,187
Graco Inc.........................................     58,000       2,399,750
IDEX Corporation..................................     52,300       1,732,437
Kaydon Corporation................................     43,700       1,087,038
Manitowoc Company, Inc., The......................     55,000       1,595,000
Zebra Technologies Corporation (Class A)*.........     30,100       1,227,986
                                                                -------------
                                                               $   11,758,929
                                                                -------------
BUSINESS SERVICES & SUPPLIES -- 11.0%
Bacou USA, Inc.*..................................     36,900  $      959,400
HON INDUSTRIES Inc................................     59,000       1,504,500
Manpower Inc......................................     33,000       1,254,000
Office Depot, Inc.*...............................    100,000         712,500
                                                                -------------
                                                               $    4,430,400
                                                                -------------
RETAILING -- 9.6%.
Circuit City Stores, Inc..........................     50,000  $      575,000
O'Reilly Automotive, Inc.* .......................    123,000       3,290,250
                                                                -------------
                                                               $    3,865,250
                                                                -------------
TECHNOLOGY -- 7.5%
Belden Inc........................................     49,000  $    1,243,375
Channell Commercial Corporation*..................     48,200         313,300
KEMET Corporation*................................     50,200         759,275
Methode Electronics, Inc. (Class A)...............     30,000         688,125
                                                                -------------
                                                               $    3,004,075
                                                                -------------
MATERIALS -- 6.8%
Martin Marietta Materials, Inc...................     21,900   $      926,370
OM Group, Inc....................................     33,000        1,802,625
                                                                -------------
                                                               $    2,728,995
                                                                -------------
HEALTH CARE -- 6.7%
DENTSPLY International Inc.                            20,000  $      782,500
Landauer, Inc...................................       55,000       1,003,750
Ocular Sciences, Inc.*..........................       77,100         896,288
                                                                -------------
                                                               $    2,682,538
                                                                -------------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2000

                                                       Shares or
                                                       Principal
COMMON STOCKS--CONTINUED                                Amount                 Value
--------------------------------------------         -------------          -----------
DISTRIBUTION -- 6.2%
Arrow Electronics, Inc.*....................                41,000           $ 1,173,625
Black Box Corporation*......................                27,000             1,304,438
                                                                             -----------
                                                                             $ 2,478,063
                                                                             -----------
CONSUMER DURABLE GOODS -- 3.6%
Clayton Homes, Inc.                                        125,000           $ 1,437,500
                                                                             -----------

BANKING -- 3.1%
National Commerce Bancorporation                            50,000           $ 1,237,500
                                                                             -----------

CONSUMER NON-DURABLE GOODS -- 2.9%
Lancaster Colony Corporation                                42,450           $ 1,191,253
                                                                             -----------

INSURANCE -- 2.7%
Brown & Brown, Inc.                                         31,000           $ 1,085,000
                                                                             -----------

EDUCATION -- 1.9%
Strayer Education, Inc.                                     30,000           $   766,875
                                                                             -----------

TOTAL COMMON STOCKS -- 91.3% (Cost $25,630,498)                              $36,666,378
                                                                             -----------

CONVERTIBLE DEBENTURE -- 1.1% (Cost $705,250)
Reptron Electronics, Inc. -- 6 3/4% 2004                 $  775,000          $   434,000
                                                                             -----------
TOTAL INVESTMENT SECURITIES -- 92.4% (Cost $26,335,748)                      $37,100,378
                                                                             -----------

SHORT-TERM INVESTMENTS -- 5.0% (Cost $2,027,086)
Short-Term Corporate Note:
  American General Corporation -- 6.53% 1/3/01           $1,000,000          $   999,637
State Street Bank Repurchase Agreement -- 5 1/4%
  1/2/01 (Collateralized by U.S. Treasury Bond --
  7 1/4% 2016  market value $1,053,482)................   1,027,000            1,027,449
                                                                             -----------
TOTAL SHORT-TERM INVESTMENTS...........................                      $ 2,027,086
                                                                             -----------
TOTAL INVESTMENTS -- 97.4% (Cost $28,362,834)..........                      $39,127,464
Other assets and liabilities, net -- 2.6%..............                        1,042,202
                                                                             -----------
TOTAL NET ASSETS -- 100%...............................                      $40,169,666
                                                                             -----------
                                                                             -----------

*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $26,335,748).............................................    $37,100,378
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)..............................................      2,027,086    $39,127,464
                                                                                    -----------
  Cash..........................................................................                           832
  Receivable for:
    Investment securities sold..................................................    $   913,918
    Capital stock sold..........................................................        127,993
    Dividends and accrued interest..............................................         41,311      1,083,222
                                                                                    -----------    -----------
                                                                                                   $40,211,518
LIABILITIES
  Payable for:
    Advisory fees and financial services                                            $    27,152
    Accrued expenses                                                                     12,900
    Capital stock repurchased...................................................          1,800         41,852
                                                                                    -----------    -----------
NET ASSETS......................................................................                   $40,169,666
                                                                                                   -----------
                                                                                                   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 1,951,161 shares.............................                   $    19,512
  Additional Paid-in Capital....................................................                    28,301,446
  Undistributed net realized gain on investments................................                     1,084,078
  Unrealized appreciation of investments........................................                    10,764,630
                                                                                                   -----------
  Net assets at December 31, 2000...............................................                   $40,169,666
                                                                                                   -----------
                                                                                                   -----------
NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding).....................................                        $20.59
                                                                                                        ------
                                                                                                        ------
Maximum offering price per share
 (100/94.75 of per share net asset value).......................................                        $21.73
                                                                                                        ------
                                                                                                        ------


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

INVESTMENT INCOME
    Interest....................................................................                      $  146,604
    Dividends...................................................................                         372,144
                                                                                                      ----------
                                                                                                      $  518,748
EXPENSES -- Note 3:
    Advisory fees...............................................................       $   310,817
    Transfer agent fees and expenses............................................            49,706
    Financial services..........................................................            41,442
    Audit fees..................................................................            23,825
    Custodian fees..............................................................            21,396
    Directors' fees and expenses................................................            19,881
    Registration fees...........................................................            19,528
    Reports to shareholders.....................................................            13,936
    Legal fees..................................................................             4,446
    Other expenses..............................................................             7,367       512,344
                                                                                       -----------    ----------
            Net investment income...............................................                      $    6,404
                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less)...................       $14,152,559
    Cost of investment securities sold..........................................        11,054,523
                                                                                       -----------
      Net realized gain on investments..........................................                      $3,098,036

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year................................       $10,064,203
    Unrealized appreciation at end of year......................................        10,764,630
                                                                                       -----------
      Increase in unrealized appreciation of investments........................                         700,427
                                                                                                      ----------
            Net realized and unrealized gain on investments.....................                      $3,798,463
                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............................................................                      $3,804,867
                                                                                                      ----------
                                                                                                      ----------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    For the Year Ended December 31,
                                                      -------------------------------------------------------------
                                                                 2000                                1999
                                                      ----------------------------      ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).....................   $      6,404                      $   (61,746)
  Net realized gain on investments.................      3,098,036                        8,687,239
  Increase (decrease) in unrealized
    appreciation of investments....................        700,427                          (73,238)
                                                      ------------                      -----------
Increase in net assets resulting
  from operations..................................                    $ 3,804,867                      $ 8,552,255

Distributions to shareholders from:
  Net investment income............................         (6,404)                          --
  Net realized capital gains.......................   $ (3,476,383)     (3,482,787)      (8,105,786)     (8,105,786)
                                                      ------------                      -----------
Capital Stock transactions:
  Proceeds from Capital Stock sold.................   $  6,367,443                      $ 3,485,241
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.................      3,074,319                        7,127,651
  Cost of Capital Stock repurchased................    (12,709,893)     (3,268,131)     (17,756,646)     (7,143,754)
                                                      ------------    ------------      -----------     -----------
Total decrease in net assets.......................                    $(2,946,051)                     $(6,697,285)

NET ASSETS
Beginning of year..................................                     43,115,717                       49,813,002
                                                                      ------------                      -----------
End of year........................................                   $ 40,169,666                      $43,115,717
                                                                      ------------                      -----------
                                                                      ------------                      -----------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                        313,398                          159,188
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions................................                        156,350                          359,353
Shares of Capital Stock repurchased................                       (627,051)                        (881,967)
                                                                      ------------                      -----------
Decrease in Capital Stock outstanding..............                       (157,303)                        (363,426)
                                                                      ------------                      -----------
                                                                      ------------                      -----------


See notes to financial statements.

                          FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Year Ended December 31,
                                                              --------------------------------------------------
                                                               2000       1999      1998      1997      1996
                                                              -------   -------   -------   -------   -------
Per share operating performance:
Net asset value at beginning of year......................    $ 20.45   $ 20.15   $ 24.00   $ 22.58   $ 22.36
                                                              -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income (loss)............................         --   $ (0.03)  $  0.07   $  0.05   $  0.10
  Net realized and unrealized gain
   on investment securities...............................    $  1.95      4.89      0.82      4.61      3.75
                                                              -------   -------   -------   -------   -------
Total from investment operations..........................    $  1.95   $  4.86   $  0.89   $  4.66   $  3.85
                                                              -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income                             --        --   $ (0.11)  $ (0.05)  $ (0.22)
  Distributions from net realized capital gains...........    $ (1.81)  $ (4.56)    (4.63)    (3.19)    (3.41)
                                                              -------   -------   -------   -------   -------
  Total distributions.....................................    $ (1.81)  $ (4.56)  $ (4.74)  $ (3.24)  $ (3.63)
                                                              -------   -------   -------   -------   -------
Net asset value at end of year............................    $ 20.59   $ 20.45   $ 20.15   $ 24.00   $ 22.58
                                                              -------   -------   -------   -------   -------
                                                              -------   -------   -------   -------   -------

Total investment return*..................................      10.16%    25.31%     4.80%    24.30%    20.39%

Ratios/supplemental data:
Net assets at end of year (in thousands)..................    $40,170   $43,116   $49,813   $50,201   $45,798
Ratio of expenses to average net assets...................       1.24%     1.30%     1.16%     1.16%     1.19%
Ratio of net investment income (loss) to
  average net assets......................................       0.02%    (0.15)%    1.47%     0.21%     0.48%
Portfolio turnover rate...................................         16%       16%       34%       19%       30%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS




NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax
         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income
         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported.  Actual results could differ  from those estimates.

E.   Reclassification of Capital Accounts
         The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carry forwards and net realized loss on foreign currency transactions. For the year ended December 31, 1999, the net loss of $61,746 was reclassified to undistributed net realized gain on investments.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $6,508,365 for the year ended December 31, 2000. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at December 31, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2000 for federal income tax purposes was $12,527,342 and $1,762,712, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million.

In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 2000, the Fund paid aggregate fees of $19,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended December 31, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,093 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.


-------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

Los Angeles, California
February 5, 2001

                            RESULTS OF ANNUAL MEETING

     Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held October 23, 2000:

     1. With respect to the election of five directors by the holder of Common Stock, $0.01 par value:

                                              Votes For        Votes Withheld
                                              ---------        --------------
         Willard H. Altman, Jr..........      1,048,074            18,146
         Eric S. Ende...................      1,053,032            13,188
         John P. Endicott...............      1,048,971            17,249
         Leonard Mautner ...............      1,040,303            25,917
         Lawrence J. Sheehan ...........      1,052,388            13,832

     2. With respect to approval of a new investment advisory agreement between the Fund and the Investment Adviser, a total of 1,033,530 shares voted for, 10,783 shares voted against and 21,907 shares abstained.

     3. With respect to the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year, a total of 1,047,735 shares voted for, 7,611 shares voted against and 10,874 shares abstained.

     No broker non-votes were received with respect to any of the matters voted upon.